UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 13, 2014

NUTRASTAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

4/F Yushan Plaza
51 Yushan Road
Nangang District, Harbin 150090
People's Republic of China
(Address of Principal Executive Offices)

(86) 451-82287746
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02.           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 13, 2014, Nutrastar International Inc. (the “Company”), a Nevada corporation, issued a press release announcing its financial results for the three and six months ended June 30, 2014. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02.           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(1)           Restricted Shares Granted to Independent Directors

On August 12, 2014, the Board of Directors of the Company approved the granting of 40,000 restricted shares under the Company’s 2009 Equity Incentive Plan (“the Plan”) to each of the Company’s independent directors, Mr. Richard E. Fearon, Jr., Mr. Henry Ngan, Ms. Virginia P’an, and Mr. Jianbing Zhong, which shares vest in equal installments on a semi-annual basis over a two-year period with the first vesting on February 15, 2015.

(2)           Compensation Arrangement with Officer

On August 12, 2014, the Compensation Committee of the Board approved the increase of monthly base salary of the Company’s Chief Financial Officer, Robert Tick (“Mr. Tick”) from $16,000 to $17,000, effective July 1, 2014. On the same date, the Company and Mr. Tick, entered into the Amendment No. 3 to the Employment Agreement (the "Amendment No. 3"), pursuant to which, in addition to the increase of Mr. Tick’s monthly base salary described above, the term of Mr. Tick’s employment with the Company was changed to on an “at will basis”, unless otherwise earlier terminated in writing by both parties.

The foregoing summary of the material terms and conditions of the Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 3 attached to this report as Exhibit 10.1.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Amendment No. 3 to the Employment Agreement, dated August 12, 2014, by and between the Company and Robert Tick.

99.1	Press release dated August 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nutrastar International Inc.

Date: August 13, 2014

/s/ Lianyun Han
Chief Executive Officer

EXHIBIT INDEX
Exhibit	Description

10.1	Amendment No. 3 to the Employment Agreement, dated August 12, 2014, by and between the Company and Robert Tick.

99.1	Press release dated August 13, 2014.